Exhibit 12.2

Certification by the Principal Financial Officer

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Thomas Jintao Ren, certify that:

1. I have reviewed this Amendment No. 1 to the annual report on Form 20-F of Cheetah Mobile Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 26, 2020

By:	/s/ Thomas Jintao Ren
Name: Thomas Jintao Ren

Title: Chief Financial Officer (Principal Financial Officer)